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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): August 21, 2006


                             MITY ENTERPRISES, INC.
            (Exact name of registrant as specified in its charter)

        Utah                       0-23898                      87-0448892
  (State or other                (Commission                  (IRS Employer
   jurisdiction                  File Number)                 Identification
 of incorporation)                                                 No.)


                              1301 West 400 North
                               Orem, Utah 84057
               (Address of principal executive offices, zip code)

      Registrant's telephone number, including area code:  (801) 224-0589


                                        N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                 SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     The information set forth in Item 2.03 of this Form 8-K is incorporated herein by reference.


Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     On August 21, 2006, MITY Enterprises, Inc. (the "Company") entered into a Loan Agreement and Promissory Note ("Loan") between the Company and Zions First National Bank to provide an unsecured revolving line of credit of up to $5 million. The Loan expires on September 1, 2008. The Loan may be prepaid or terminated at the Company's option at anytime without penalty. No amortization is required. Any outstanding principal balance together with any accrued but unpaid interest or fees will be due in full at maturity. At the Company's option, the Loan will bear interest at either a Prime or LIBOR rate plus an applicable margin as determined by the ratio of Total Debt to EBITDA as follows: (i) if total debt to EBITDA is less than or equal to 0.75, at the Company's option, the rate shall be either LIBOR plus 1.50 percent or Prime minus 1.25 percent; (ii) if total debt to EBITDA is greater than 0.75 and less than or equal to 1.50, at the Company's option, the rate shall be either LIBOR plus 2.00 percent or Prime minus 0.75 percent; or (iii) if total debt to EBITDA is greater than 1.50, at the Company's option, the rate shall be either LIBOR plus 2.25 percent or Prime minus 0.50 percent. LIBOR interest period options include one, two, three and six months in minimum amounts of $1.0 million. The Loan requires the payment of an unused fee of 0.30 percent, 0.35 percent, or 0.40 percent on the unused balance based on the total debt to EBITDA ratios of less than 0.75, 0.75 to 1.50, and greater than 1.50, respectively. At August 21, 2006, there were no amounts outstanding under the Loan.

     The Loan contains customary events of default (with grace periods where customary), including, among other things, failure to pay any principal or interest when due; any materially false or misleading representation, warranty, or financial statement; failure to comply with or to perform any provision of the agreement; and default on any debt in excess of $1 million.

     The foregoing description of the Loan does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan attached hereto as Exhibit 10.1.



                 SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS

Number       Exhibit
------       -------
10.1         Loan Agreement between Zions First National Bank and MITY
             Enterprises, Inc. and its domestic subsidiaries




                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MITY ENTERPRISES, INC.


Date: August 23, 2006                     /s/ Paul R. Killpack
                                          -------------------------------
                                          Paul R. Killpack
                                          Chief Financial Officer
                                          (Principal Financial and
                                          Accounting Officer)